UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2011

WINDSTREAM CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

(501) 748-7000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 1, 2011, Windstream Corporation (“Windstream”) announced that Windstream, PAETEC Holding Corp. (“PAETEC”) and Peach Merger Sub, Inc. (“Merger Sub”) had entered into an agreement and plan of merger (the “Merger Agreement”) pursuant to which, among other things, Merger Sub will be merged with and into PAETEC, with PAETEC surviving as a wholly-owned subsidiary of Windstream, subject to the terms and conditions of the Merger Agreement.

In connection with the Merger Agreement, on August 9, 2011, Windstream Corporation (“Windstream”) received consent from the requisite lenders to amend certain provisions of its senior secured credit facilities and security agreement and all conditions to effectiveness of such amendment were satisfied on August 11, 2011. Pursuant to that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to the Security Agreement, dated as of August 11, 2011, by and among Windstream and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the consenting lenders (the “Amendment”), Windstream amended its credit agreement to, among other things, (i) permit the issuance of bridge loans, (ii) permit the issuance and prepayment or redemption of escrow notes, (iii) waive guaranty and security requirements with regard to PAETEC Holding Inc. and its subsidiaries, (iv) delete the capital expenditures covenant and (v) waive any breach due to the change of control provisions under PAETEC’s outstanding notes.  In addition, Windstream amended its security agreement to, among other things, waive the obligation to grant security on accounts relating to escrow notes and the proceeds of notes held in such accounts.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A copy of the press release announcing the Amendment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

JPMorgan Chase Bank, N.A., which is the administrative agent and collateral agent under Windstream’s senior secured credit facilities, J.P. Morgan Securities Inc., which served as joint lead arranger on the Amendment and is a joint bookrunner and lead arranger under the senior secured credit facilities and an affiliate of JPMorgan Chase Bank, N.A., certain of the other lenders under Windstream’s senior secured credit facilities, and certain of their respective affiliates have performed or may in the future perform various commercial banking, lending, investment banking, financial advisory, trustee, hedging, or other services for Windstream and its subsidiaries and affiliates, for which they have received or will receive fees and reimbursement of expenses.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, including statements regarding the completion of the acquisition and expected benefits of the acquisition, are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: receipt of required approvals of regulatory agencies; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of PAETEC operations into Windstream will be greater than expected; the ability of the combined company to retain and hire key personnel; and those additional factors under the caption "Risk Factors" in Windstream's Form 10-K for the year ended December 31, 2010, and in subsequent Securities and Exchange Commission filings. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream's actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream's future results included in Windstream's filings with the Securities and Exchange Commission at www.sec.gov.

Additional Information and Where to Find It

In connection with the proposed merger, Windstream will file a Registration Statement on Form S-4 with the SEC that will contain a proxy statement/prospectus for the stockholders of PAETEC. PAETEC investors and security holders are advised to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because those documents will contain important information about PAETEC, Windstream and the proposed merger. The final proxy statement/prospectus will be mailed to stockholders of PAETEC. Investors and security holders may obtain a free copy of the proxy statement/prospectus when it becomes available at the SEC’s web site at www.sec.gov. Free copies of the proxy statement/prospectus, when it becomes available, may also be obtained from Windstream upon written request to Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, Arkansas 72212 or by calling (866) 320-7922, or from PAETEC upon written request to PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450 or by calling (585) 340-2500.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.  Exhibits.

(d)	Exhibits

Exhibit
Number	Description
10.1
Amendment No. 3 to Credit Agreement and Amendment No. 2 to Security Agreement, dated as of August 11, 2011, by and among Windstream Corporation and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the consenting lenders

99.1	Press Release dated August 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM CORPORATION.

By:	/s/ John P. Fletcher
Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel

Date: August 11, 2011

[Signature Page to Credit Agreement Amendment Form 8-K]